Exhibit 10.18

SECOND AMENDMENT

TO

LEASE AGREEMENT

AAR AIRCRAFT SERVICES, INC.

INDIANAPOLIS AIRPORT AUTHORITY

THIS SECOND AMENDMENT made and entered into the 19th day of May, 2006 by and between the Indianapolis Airport Authority, (hereinafter referred to as Authority) and AAR Aircraft Services, Inc. (hereinafter referred to as Tenant),

W I T N E S S E T H:

WHEREAS, Authority and Tenant entered into a Lease Agreement dated June 17, 2004, providing for Tenant’s occupancy of a portion of the Indianapolis Maintenance Center as the Leased Premises; and

WHEREAS, Authority and Tenant entered into Amendment No. 1 dated January 21, 2005 amending the Leased Premises described in Exhibit B, revised the terms of Article XII, Financial Security and revised Exhibit K, Operating Rules; and

WHEREAS, Authority and Tenant desire to amend the Leased Premises described in Exhibit B, revise Activation Notice language in Article II, revise rental language in Article VI, add language in Article II and Article VI for the activation of On-Call Hangar Bays, and add language in Article VI for training grant aid including an update to Exhibit G and the addition of Exhibit L;

NOW THEREFORE, in consideration of the mutual covenants and considerations contained herein, the parties agree that Exhibit B, Leased Premises, Exhibit B-20, B-21, B-22, Exhibit G Incentives, Article II, Lease of Leased Premises; Ownership of Improvements and Equipment; Use of Leased Premises, Section 205. Possession of Leased Premises; Activation (B), and Article VI, Rentals, Fees and Records Section 601. Rental (A) Base Rent (3), (B) Additional Rent (8) are hereby deleted and the following substituted and Article II, Lease of Leased Premises; Ownership of Improvements and Equipment; Use of Leased Premises, Section 207. On-Call Hangar Bay(s), Article VI, Rentals, Fees and Records, Section 601. Rental (B) (9) and Section 605. Authority Incentives, (E) Training Grant Payment and Exhibit L are hereby added:

ARTICLE II

LEASE OF LEASED PREMISES; OWNERSHIP OF IMPROVEMENTS

AND EQUIPMENT; USE OF LEASED PREMISES

Section 205.  Possession of Leased Premises; Activation.

(B)  Not later than ninety (90) days after the Effective Date of this Lease, Tenant shall send the Authority an Activation Notice indicating which of the Bays and/or other areas of the Leased Premises that Tenant desires for the Authority to first Activate. Thereafter, during the Term of this Lease, as Tenant desires for additional Bays and/or other areas of the Leased Premises to be Activated by the Authority, Tenant shall provide an Activation Notice to the Authority, with respect to those Bays and/or other areas of the Leased Premises, with each such Activation Notice to specify the date by which Tenant needs that portion of the Leased Premises to be Activated (the “Requested Activation Date”); provided, however, that the Requested Activation Date may not be fewer than thirty (30) days from the date that Tenant delivers its Activation Notice to the Authority. However, the Authority acknowledges that, at the time Tenant provides its Activation Notice to the Authority with respect to a particular portion of the Leased Premises, Tenant may not know what Available Equipment it will need for the Authority to furnish with respect to that portion of the Leased Premises. Consequently, the Authority hereby agrees that Tenant may defer providing the Authority with Tenant’s written list of requested Available Equipment for the Activation of that portion of the Leased Premises until after the date on which Tenant delivers its Activation Notice for that portion of the Leased Premises; provided, however, that the Authority shall not be obligated to provide that Available Equipment by the Requested Activation Date unless Tenant provides the Authority with the list of Tenant’s requested Available Equipment for that portion of the Leased Premises at least thirty (30) business days prior to the Requested Activation Date for that portion of the Leased Premises.

Section 207.  On-Call Hangar Bay(s).

(A) Tenant shall have the right to designate two (2) Hangar Bays for on-call aircraft maintenance and aircraft washing services at the rental as described in Article VI. Tenant shall provide written notice to Authority stating which hangar bays will be the On-Call Hangar Bays. Included in the written notice shall be the date each Bay is required, however; under no circumstances shall the date be less than thirty (30) days from the Authority’s receipt of written notice. Authority shall have a minimum of thirty (30) days to prepare each On Call Hangar Bay for Tenant’s use.

ARTICLE VI

RENTALS, FEES AND RECORDS

Section 601.  Rental

(A) Base Rent.

(3)          Notwithstanding anything in this Lease to the contrary, however, and regardless of which (if any) portions of the Leased Premises that Tenant elects to Activate and regardless of which (if any) portions of the Leased Premises that Tenant is Occupying or using from time to time, Tenant hereby agrees that commencing on the earlier of (a) December 1, 2004 or (b) the first date that any aircraft of Tenant’s customer(s) is located at the Leased Premises, and continuing thereafter during the Term of this Lease, Tenant shall be obligated to pay monthly Base Rent on at least two (2) Bays plus the Hangar 4 Office Space (the “Minimum Base Rent”). Minimum Base Rent is subject to increase as provided in Section 401(G) and Section 2105(A) (3) of this Lease.

(B)  Additional Rent.

(8)          Notwithstanding anything in this Lease to the contrary, however, and regardless of which (if any) portions of the Leased Premises that Tenant elects to Activate and regardless of which (if any) portions of the Leased Premises that Tenant is Occupying or using from time to time, Tenant hereby agrees that commencing on the earlier of (a) December 1, 2004 or (b) the first date that any aircraft of Tenant’s customer(s) is located at the Leased Premises, and continuing thereafter during the Term of this Lease, Tenant shall be obligated to pay monthly Additional Rent on at lease two (2) Bays (the “Minimum Additional Rent” and, together with the Minimum Base Rent, the “Minimum Monthly Rent”). Minimum Additional Rent is subject to increase, in the same manner and at the same time as the Minimum Base Rent, as provided in Section 401(G) above and Section 2105(A)(3) below.

(9)          Authority and Tenant agree an Annual rental fee of fifty thousand dollars ($50,000) shall be paid by Tenant for each of the On-Call Hangar Bays totaling one hundred thousand dollars ($100,000). Authority and Tenant agree additional rental of one thousand six hundred and eighty dollars ($1,680.00) per day per bay will be charged for use of the On-Call Hangar Bays. Tenant agrees to report On-Call Hangar Bay usage and payment on or before the fifteenth (15th) day of each calendar month for the previous month’s use of one or both On-Call Hangar Bays.

Section 605.  Authority Incentives.

(E)  Training Grant Payment. Authority and Tenant agree in exchange for reducing the Grant Amounts set forth in Exhibit G Incentives from two hundred fifty thousand dollars ($250,000) to zero dollars ($0) for “9 Bays Occupied” and from two hundred fifty thousand dollars ($250,000) to zero dollars ($0) for “10 Bays Occupied” as described in Exhibit G, the Authority will make available a five hundred thousand dollar ($500,000) Training Grant which may be drawn upon between January 1, 2006 through December 31, 2006. Upon receipt of the executed acceptance dated February 14, 2006, attached as Exhibit L, the execution of this Second Amendment, and the receipt, review and acceptance by Authority of certified costs paid for such training expenses to include but not limited to payroll costs for technicians to attend training courses, the Authority within thirty (30) days, will reimburse a five hundred thousand dollar ($500,000) Training Grant to Tenant.

This Second Amendment shall become effective as to the date first mentioned above and all other terms and conditions of the Lease Agreement dated June 17, 2004 as amended shall remain the same.

Attachments:

Exhibit B: Description of Portion of Facilities to be Leased to Tenant

Exhibit G: Incentives

Exhibit L: Training Grant Acceptance Letter

SIGNATURE PAGE

In witness whereof, the parties have caused this instrument to be executed as of the date first above mentioned.

“AUTHORITY”

INDIANAPOLIS AIRPORT AUTHORITY

	By	/s/ Lacy M. Johnson
Lacy M. Johnson, President

	By	/s/ H. Patrick Callahan
H. Patrick Callahan, Vice-President

	By	/s/ Alfred R. Bennett
Alfred R. Bennett, Secretary

	By	/s/ N. Stuart Grauel
N. Stuart Grauel, Treasurer

	By	/s/ Kelly J. Flynn
Kelly J. Flynn, Member

	By	/s/ Shirley M. Haflich
Shirley M. Haflich, Member

	By	/s/ Robert H. Voorhies
Robert H. Voorhies, Member

	By	/s/ Michael W. Wells
Michael W. Wells, Member

ATTEST	“TENANT”

AAR AIRCRAFT SERVICES, INC.,
an Illinois corporation

	By:	/s/ J. Mark McDonald
	Printed:	J. Mark McDonald
	Title:	Vice President

STATE OF INDIANA	)
	)	SS:
COUNTY OF MARION	)

Before me, a Notary Public in and for said County and State, personally appeared Lacy M. Johnson, President; H. Patrick Callahan, Vice-President; Alfred R. Bennett, Secretary; N. Stuart Grauel, Treasurer; Kelly J. Flynn, Member; Shirley M. Haflich, Member; Robert H. Voorhies, Member; and Michael W. Wells, Member, respectively, of the Indianapolis Airport Authority, and acknowledged the execution of the foregoing instrument as such officers acting for and on behalf of the Indianapolis Airport Authority.

WITNESS my hand and Notarial Seal this 19th day of May, 2006.

/s/ Brenda S. Ford
Signature

Brenda S. Ford
	Printed	Notary Public

My Commission Expires:	My County of Residence: Marion

7-5-2007

STATE OF MICHIGAN	)
	)	SS:
COUNTY OF WEXFORD	)

Before me, a Notary Public in and for said County and State, personally appeared J. Mark McDonald, the Vice President of AAR Aircraft Services, Inc., an Illinois corporation, and acknowledged the execution of the foregoing instrument as such officer acting for and on behalf of said entity.

WITNESS my hand and Notarial Seal the 1st day of May, 2006.

/s/ Celestine C. Miller
Signature

Celestine C. Miller
	Printed	Notary Public

My Commission Expires:	My County of Residence:

Nov 29, 2006	Wexford

EXHIBIT B

DESCRIPTION OF PORTION OF FACILITIES TO BE LEASED TO TENANT

1.               Hangar 1 (consisting of “ground level” and “mezzanine level” of Bays 1a and 1b, and associated office, storage and employee support space), Hangar 2 (consisting of “ground level” and “mezzanine level” of Bays 2a and 2b, and associated office, storage and employee support space), Hangar 3 (consisting of “ground level” and “mezzanine level” of Bays 3a and 3b, and associated office, storage and employee support space), Hangar 5 (consisting of “ground level” of Bays 5a and 5b, and associated office, storage and employee support space), and Hangar 6 (consisting of “ground level” of Bay 6a and associated office, storage and employee support space, and “ground level” and “mezzanine level” of Bay 6b and associated office, storage and employee support space), all as shown in more detail in the drawing attached hereto as Exhibit B-1 thru Exhibit B-34.

2.               Approximately 24,597 square feet of office space designated as Hangar 4 service level as shown in more detail on the drawing attached hereto as Exhibit B-21 (the “Hangar 4 Office Space”).

3.               Approximately 7,840 square feet of storage space designated as Hangar 4 ground level as shown in more detail on Exhibit B-20 (the “Hangar 4 Ground Level Storage”).

4.               Total square footage for all hangar space and support areas shown on Exhibit B-1 thru Exhibit B-34 is (exempting Hangar 4) office space and ground level.

5.               The parties agree that designated smoking areas shall be established outside of the facilities for Tenant’s employees and Tenant shall be responsible for the maintenance and cleanup of the smoking areas.

EXHIBIT G

INCENTIVES

Threshold	Grant Amount	Credit Amount
30 days after Effective Date (number of Bays Occupied N/A)	$1,000,000	$0
30 days after Effective Date (number of Bays Occupied N/A)	$1,000,000	0
105 days after Effective Date (number of Bays Occupied N/A)	$1,000,000	0
3 Bays Occupied	0	750,000
4 Bays Occupied	750,000	750,000
5 Bays Occupied	750,000	750,000
6 Bays Occupied	750,000	500,000
7 Bays Occupied	750,000	500,000
8 Bays Occupied	500,000	500,000
9 Bays Occupied	0	250,000
10 Bays Occupied	0	0
Commencement Date of 1st year of Extension Term (number of Bays Occupied N/A)	250,000	0
Commencement Date of 2nd year of Extension Term (number of Bays Occupied N/A)	250,000	0
Totals	7,000,000	4,000,000

Exhibit “B-22”

Room #	Room Location	Room Level	Room Type	Room SQ.FT.
Hangar 4	Ground Floor
H04-109	Hangar 4	Ground	Parts Storage	7,840

			Subtotal Leasable Area		7,840

Hangar 4	Service Floor
H04-201	Hangar 4	Service	Stair Well	240
H04-202	Hangar 4	Service	Stair Well	235
H04-204	Hangar 4	Service	Storage	104
H04-205	Hangar 4	Service	Office	302
H04-207	Hangar 4	Service	Conference Room	379
H04-210	Hangar 4	Service	Jetway Mezzanine	467
H04-211	Hangar 4	Service	CDS Drop Point	257
H04-212	Hangar 4	Service	Storage	104
H04-213	Hangar 4	Service	Conference Room	303
H04-214	Hangar 4	Service	Multi Purpose Room	397
H04-215	Hangar 4	Service	Vending	204
H04-218	Hangar 4	Service	Jetway Mezzanine	467
H04-219	Hangar 4	Service	Open Office Area	16,923
H04-220	Hangar 4	Service	Open Office Area	1,208
H04-221	Hangar 4	Service	Office	190
H04-222	Hangar 4	Service	Office	426
H04-223	Hangar 4	Service	Conference Room	280
H04-224	Hangar 4	Service	Office	280
H04-225	Hangar 4	Service	Office	424
H04-226	Hangar 4	Service	Office	190
H04-203	Hangar 4	Service	CDS Drop Point	257
H04-216	Hangar 4	Service	LAN Room	295
H04-217	Hangar 4	Service	Electrical Room	186
H04-208	Hangar 4	Service	LAN Room	295
H04-209	Hangar 4	Service	Electrical Room	184

			Subtotal Leasable Area		24,597

			Total Leasable Area		32,437

Indianapolis Airport Authority •	Indianapolis International Airport
managed by BAA Indianapolis LLC

Patrick F. Dooley	2500 S. High School Road
Airport Director	Indianapolis, IN 46241-4941
(317) 487-9594
www.indianapolisairport.com

February 14, 2006

AAR Aircraft Services, Inc.

201 Haynes Street

Cadillac, MI 49601

Attn: Mr. J. Mark McDonald

Re: Modification of Lease Agreement and Training Grant

Dear Mark:

Pursuant to our discussions, we understand that AAR Aircraft Services, Inc. (“AAR”) has incurred substantial training expenses at the Indianapolis Maintenance Center not originally contemplated in its business plan. To help defray those expenses, the Indianapolis Airport Authority (the “Authority”) offers the following to AAR:

In exchange for reducing the Grant Amounts from $250,000 to $0 for Bay 9 Occupied and from $250,000 to $0 for Bay 10 Occupied as described on Exhibit G of our Lease Agreement dated June 14, 2004, as amended (the “Lease”), The Authority will make available a $500,000 Training Grant which may be drawn upon between January 1, 2006 and December 31, 2006 to help defray the training expenses that AAR has incurred after June 1, 2005. The Training Grant source of funds is derived from a combination of City of Indianapolis (approximately 60% source of funds) and from the sale of excess assets of the Indianapolis Maintenance Center (approximately 40% source of funds). Assets sold were not assets defined in the Lease Agreement between the Authority and AAR.

Exhibit “L”

Mr. Mark McDonald

February 14, 2006

If you accept and agree to this offer, please acknowledge your acceptance in the space provided below and return a copy of this letter to the undersigned. Upon receipt of the signed acceptance, the Authority will immediately allocate a $500,000 Training Grant to be paid to AAR upon submission of certified costs paid for AAR’s training expenses to include AAR payroll costs for technicians to attend training courses.

Unless otherwise defined herein, capitalized terms shall have their meaning as set forth in the Lease.

Sincerely,

/s/ Patrick F. Dooley

Patrick F. Dooley

Airport Director

BAA Indianapolis LLC

Managing agent for Indianapolis Airport Authority

Accepted and Agreed To:

AAR AIRCRAFT SERVICES, INC.

By:	/s/ J. Mark McDonald
Printed: J. Mark McDonald
Title: Vice President

cc:	Indianapolis Airport Authority Board
Eric Anderson, IMC
Jeannie Weiss